



OMEGA PROTEIN®

Healthy Products for a Healthy World®





# Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking information may be based on projections, predictions and estimates. In this presentation and in reports we file or furnish with the SEC, and in related comments by our management, we use words like "anticipate," "appears," "approximately," "believe," "continue," "could," "designed," "effect," "estimate," "evaluate," "expect," "forecast," "goal," "initiative," "intend," "may," "objective," "outlook," "plan," "potential," "priorities," "project," "pursue," "see," "seek," "should," "target," or the negative of any of those words or similar expressions to identify forward-looking statements that represent our current judgement about possible future events. In making these statements we rely on assumptions and analyses based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors, both positive and negative. These factors include among others the following: (1) the Company's ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, natural and other disasters and disease; (2) the impact of laws and regulations that may be enacted that may restrict the Company's operations or the sale of the Company's products or increase the cost of compliance; (3) the impact of worldwide supply and demand relationships on prices for the Company's products; (4) the Company's expectations regarding demand and pricing for its products proving to be incorrect, and the effect of forward sales of products on the Company's financial results; (5) fluctuations in the Company's quarterly operating results due to the seasonality of the Company's business, estimates of standard cost for inventory and subsequent adjustments to such costs, and the Company's deferral of inventory sales based on worldwide prices for competing products; (6) the Company's ability to realize the anticipated benefits from its acquisitions in the human nutrition business, and specifically, to integrate successfully its acquisitions in the human nutrition segment; (7) the Company's expectations regarding Bioriginal, its future prospects and the dietary supplement market or the human health and wellness segment generally, proving to be incorrect; (8) increase in the price and shortage of key raw materials that could adversely affect Bioriginal's businesses; (9) the cost of compliance or potential restrictions on sales caused by laws and regulations regarding businesses; fish meal or oil importation into foreign jurisdictions; (10) business disruptions, costs and future events related to any proxy contests initiated by any activist stockholders (11) the impact of the Company's decision to exit the concentrated oils manufacturing business and dispose of its oil concentration facility on the Company's business, financial conditions and results of operations, including the amount of losses that may be incurred in connection herewith, and (12) the ability of the Company to purchase shares of its common stock under its share repurchase program due to changes in stock price or other conditions. Some of the information in this presentation is derived from third-party sources. While we believe this information to be reliable, we have made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.

# our Vision


RAPPAHANNOCK

## To be a leading, trusted source for sustainable, value-adding nutritional products

# Overview

## NUTRITION PRODUCTS COMPANY

- **favorable industry trends**
  Drive increased demand for products
- **customer base**
  Blue-chip nutrition customers
- **strong portfolio**
  Specialty proteins and oils
- **established network**
  Nutritional "know-how", relationships, and manufacturing capabilities through-out the supply chain
- **strong cash flow & balance sheet**
  Funds reinvestment in business and opportunistic share repurchases while maintaining financial flexibility
- **well-positioned for long-term growth**
  Leverage competitive advantages to drive sales and operational efficiency

# OME By The Numbers

| $359M | 18 | 1913 | 300+ |
|---|---|---|---|
| 2015 REVENUE | YEARS NEW YORK STOCK EXCHANGE | YEAR COMPANY WAS FOUNDED | PRODUCTS PRODUCED |

| 8 | 30+ | 1,150 | 40+ | $80M |
|---|---|---|---|---|
| MANUFACTURING FACILITIES | FISHING VESSELS | EMPLOYEES WORLD-WIDE | EXPORT COUNTRIES | 2015 EBITDA |

OMEGA PROTEIN

Source: Omega Protein

# Strategy to Increase Shareholder Value

## Drive Sales Growth

- Expand Sales to Existing Customers & Acquire New Customers
- Develop New Products & Line Extensions

## Focus on Efficiency & Cost Structure

- Debottleneck & Improve Capacity Utilization
- Lower Operating Costs

## STRONG FINANCIAL RESULTS & CASH FLOWS

# Macro Demand Trends Support Global Growth

## Growing, more health conscious population, seeks more nutritional foods

### GROWING Global Population[1]

2015e | 7.3 billion



### GROWING Global Middle Class[3]

Increased purchasing power towards more nourishing, appetizing, and safe foods



1.8B
3.2B
4.9B
2009
2020
2030

### GROWING Aging Population[4]

| 2013 | 2040 |
|---|---|
| 14.1% | 21.7% |

Older adults seek better nutrition to increase longevity and a higher quality of life





**57%** consumers WANT more PROTEIN[5]

### MORE Farm-Raised Seafood



>50% in 2016 & 62% by 2030 of ALL SEAFOOD will be **FARM-RAISED**[6]



3X Sales GROWTH in HEALTH AND WELLNESS products versus conventional[2]

Sources: World Population- 1. "Medium fertility estimate" The United Nations Department of Economic and Social Affairs, Population Division. July 1, 2015 ; 2. Roth, Bill. "American Consumers Gobble Healthy Foods at Unprecedented Rate" . Triple Pundit; 3. Pezzini, Mario. "An Emerging Middle Class." OECD Observer; 4. "Highlights" . Administration on Aging. U.S. Department of Health and Human Services; 5. 2014 Food and Health Survey. 6. International Food Information Council (IFIC7. "Fish to 2030: Prospects for Fisheries and Aquaculture." The World Bank. 2014.

OMEGA PROTEIN

# End Markets and Blue Chip Customer Base

| 26% | 19% | 17% | 21% | 17% |
|---|---|---|---|---|
| AQUACULTURE | COMPANION | LIVESTOCK | SUPPLEMENT | FOOD |
| EWOS | Nestlé PURINA | Cargill | PHARMAVITE | Carrington Farms |
| SKRETTING a Nutreco company | BLUE | LAND O LAKES | NBTY | now |
| BioMar | SCIENCE DIET | ADM | SWANSON Health Products | Nature's Way |
| marineharvest excellence in seafood | Del Monte Quality | nuscience safe & innovative nutrition | Vitacost | Perrigo |
| | IAMS | | NORDIC NATURALS | DANONE |
| | | | GNC LiveWell | ONNIT |
| | | | Jarrow FORMULAS | |

OMEGA PROTEIN

Source: Omega Protein, % 2015 Revenue.

# Focused on Specialty Oils and Proteins

| PROTEINS | | SPECILATY OILS | |
|---|---|---|---|
| FISH MEAL | DAIRY PROTEIN | MARINE-BASED OILS | PLANT-BASED OILS |






## % of Revenue by Product Category 2015

| | |
|---|---|
| Protein | 46% |
| Specialty Oils | 49% |
| Other Nutrients | 5% |



## % of Revenue by Product Type 2015

| Proteins | | Specialty Oils | |
|---|---|---|---|
| MARINE | DAIRY | MARINE | PLANT |
| 92% | 8% | 60% | 40% |

OMEGA PROTEIN

Source: Omega Protein, % 2015 Revenue.

# Global Supply Chain and Customer Base



**EXPORT: 40+ countries**

| | |
|---|---|
| N. America | 70% |
| Asia | 15% |
| Europe | 14% |
| S. America & Other | 1% |

Source: Omega Protein, % 2015 Revenue.

# Vertically Integrated Model from Sourcing to Packaging

## Integration allows creation of differentiated products, control over sourcing, & reduced costs


DEVELOP
SOURCE
PROCESS
BLEND & PACKAGE
MARKET & SELL

**SUPPLY CHAIN**

vertically integrate or out-source as appropriate

# Animal Nutrition

## Priorities

- Successful 2016 fishing season
- Continue allocating products to highest value/most strategic end users/markets
- Complete growth capital projects

## Growth Strategies

- Additional volume growth via capital projects
- Focus on efficiency and cost structure

## 2015 Results

- REVENUE: $220M
- GROSS PROFIT: $81M
- GROSS MARGIN: 36.8%

## Major Product Groups

| | |
|---|---|
| Fish Meal | 69% |
| Un-refined Fish Oil | 18% |
| Refined Fish Oil | 11% |
| Solubles & Other | 2% |



## Regions

| | |
|---|---|
| North America | 59% |
| Asia | 24% |
| Europe | 17% |



Source: Omega Protein, % 2015 Revenue.

# Supply Not Keeping Up With Demand

## GLOBAL FISH MEAL PRODUCTION
Thousand Metric Tons


5,868
5,092
5,052
4,972
4,903
4,569
5,854
4,743
4,930
4,508
4,737
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

## GLOBAL FISH OIL PRODUCTION
Thousand Metric Tons


988
983
1,061
1,056
1,032
864
1,098
935
922
924
835
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

## RISING DEMAND + FLAT SUPPLY = RISING PRICES

OMEGA PROTEIN REVENUE PER TON*
U.S. $


$575
$661
$806
$978
$845
$1,063
$1,052
$1,045
$1,355
$1,390
$1,453
Trailing 10-year CAGR
12.1%
10.3%
8.3%
10.5%
9.5%
9.7%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Source: "Yearbook of Statistics 2015", IFFO; * Excludes human nutrition segment

# Human Nutrition

## Priorities

- Continue to integrate
- Focus on capacity utilization
- Leveraging customer relationships and OME product portfolio

## Growth Strategies

- Acquire new customers
- Expand products sold to existing customers
- Expand product portfolio through innovation and line extensions

## 2015 Results

- REVENUE: $139M
- GROSS PROFIT: $18M
- GROSS MARGIN: 12.8%

## Major Product Groups

| | |
|---|---|
| Plant Oils | 51% |
| Marine Oils | 31% |
| Dairy Protein | 9% |
| Other Nutraceuticals | 9% |



## Regions

| | |
|---|---|
| North America | 89% |
| Europe | 8% |
| Asia | 2% |
| South America | 1% |



OMEGA PROTEIN

Source: Omega Protein, % 2015 Revenue.

OMEGA PROTEIN®


NEW YORK STOCK EXCHANGE

# FINANCIAL HIGHLIGHTS

# Investing in Growth



TOTAL REVENUE
(MILLION U.S. $)
$350
$300
$250
$200
$150
$100
$50
$0
2010
2015
ANIMAL NUTRITION
FISH MEAL
FISH OIL
OTHER
HUMAN NUTRITION
FISH OIL
PLANT OIL
DAIRY PROTEIN
NUTRACEUTICALS

## Grow Earnings & Cash Flows

- New lines of business accelerate growth & provide additional platforms
- Legacy business benefits from long term average annual price appreciation of over 8%

## Reduce Product Concentration

- % of revenues from Fish Meal down from 69% to 42%
- % of revenues tied to OME's fish catch down from 100% to 62%

## Reduce Maintenance & Capital Intensity

- New lines of business require significantly less maintenance capital

OMEGA PROTEIN

# Income Statement Highlights



REVENUE 2011-2015
Million U.S. $
$252
$236
$244
$309
$359
2011
2012
2013
2014
2015
Animal
Human



GROSS MARGIN 2011-2015
Million U.S. $
22%
18%
34%
25%
28%
$55
$42
$83
$78
$98
2011
2012
2013
2014
2015
Gross Profit
Gross Margin

Top line growth across business

Strong industry fundamentals yield healthy margins over time

Seasonal factors can create short-term volatility

* See Appendix for a reconciliation of EBITDA to net income

# Strong Cash Flow Generation


EBITDA* 2011-2015
Million U.S. $
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
35%
30%
25%
20%
15%
10%
5%
0%
18%
15%
31%
23%
22%
TYPICAL MAINTENANCE CAPITAL REQUIREMENTS
$46
$36
$77
$70
$80
2011
2012
2013
2014
2015
EBITDA
EBITDA Margin

## CAPITAL ALLOCATION PRIORITIES

**MAINTAIN THE BASE BUSINESS**

| Invest Growth Capital | Return Capital to Shareholders |
|---|---|

* See Appendix for a reconciliation of EBITDA to net income

# Financially Flexible Balance Sheet

## DEBT* BALANCE 2011-2015


Million U.S. $
$31
$28
$24
$35
$24
2011
2012
2013
2014
2015

*Debt includes capital leases

## 12/31/15 CREDIT METRICS

| | |
|---|---|
| Debt: EBITDA | 0.3x |
| Debt: Book Capital | 8% |
| Available Liquidity | $90M |

Strong Balance Sheet and Ample Liquidity provide **Financial Flexibility** to

**WITHSTAND VOLATILITY**

**EXECUTE CAPITAL ALLOCATION PRIORITIES**

# Favorably Positioned vs. Peers

## ADJUSTED EBIT* MARGIN 2011-2015

Million U.S. $



$60
$50
$40
$30
$20
$10
$0
25%
20%
15%
10%
5%
0%
23%
16%
15%
12%
7%
$30
$18
$55
$48
$55
2011
2012
2013
2014
2015
EBIT
EBIT Margin

OPERATING MARGINS compare FAVORABLY to peers

### PEER GROUP MEDIAN 2015 EBIT %

| | |
|---|---|
| 13.2% | Food Ingredients |
| 12.1% | Vitamins, Minerals & Supplements |
| 7.7% | Protein Processing |
| 6.7% | Dairy Products |
| 5.9% | Natural/Organic & Functional Foods |
| 4.6% | Agricultural Products |
| 3.8% | Private Label |

OMEGA PROTEIN

* See Appendix for a reconciliation of Adjusted EBIT to net income; peer group data per Baird Global Food & Beverage Monthly, January 2016, median 12/31/15 EBIT margins

# Attractive Margin Profile


Forward 2016 EBIT MARGIN vs. P/E Multiple
P/E Multiple
30.0x
25.0x
20.0x
15.0x
10.0x
5.0x
0.0%
5.0%
10.0%
15.0%
20.0%
EBIT Margin
CVGW
LWAY
DAR
SXT
INGR
TSN
ADM
SAFM
DF
PPC
STKL
BG
OME

Source: Thomson One, as of April 29, 2016

# Conclusion

## NUTRITION PRODUCTS COMPANY

- **favorable industry trends**
  Drive increased demand for products
- **customer base**
  Blue-chip nutrition customers
- **strong portfolio**
  Specialty proteins and oils
- **established network**
  Nutritional "know-how", relationships, and manufacturing capabilities through-out the supply chain
- **strong cash flow & balance sheet**
  Funds reinvestment in business and opportunistic share repurchases while maintaining financial flexibility
- **well-positioned for long-term growth**
  Leverage competitive advantages to drive sales and operational efficiency



# APPENDIX

# Omega Protein Gross Profit Drivers

**Animal Segment Gross Profit**

$81.1M
36.8% of revenues

**Human Segment Gross Profit**

$17.8M
12.8% of revenues

**Omega Protein Consolidated Gross Profit**

$98.9M
27.5% of revenues

2015 Results Displayed

# Animal Nutrition Gross Profit Drivers



REVENUE PER TON
$1,453
KEY DRIVERS
▪ Market Prices
▪ Forward Contracting
▪ Product Mix
SALES VOLUME
151,302 tons
KEY DRIVERS
▪ Production
□ Catch
□ Yield
▪ Inventory Carryover
COST PER TON
$919
KEY DRIVERS
▪ Catch
▪ Yield
▪ Production Costs
▪ Product Mix
REVENUE
$220.1M
COST OF SALES
$139.0M
Animal Segment Gross Profit
$81.1M
36.8% of revenues
LEGEND
Key Input
2015 Results

# Human Nutrition Gross Profit Drivers


REVENUE
KEY DRIVERS
Plant Oil Sales
Marine Oil Sales
Dairy Protein Sales
Other Nutraceutical Sales
$139.2M
Human Segment Gross Profit
$17.8M
12.8% of revenues
GROSS MARGIN %
12.8%
KEY DRIVERS
Capacity Utilization
Production Costs
Market Prices
Product Mix
LEGEND
Key Input
2015 Results

# OME Key Historical Drivers

| | | 2011 | 2012 | 2013 | 2014 | 2015 |
|---|---|---|---|---|---|---|
| | **ANIMAL NUTRITION SEGMENT** | | | | | |
| | FINANCIAL DRIVERS | | | | | |
| (A) | Fish Catch (short tons) | 602,062 | 578,392 | 485,626 | 394,281 | 530,767 |
| | Implied Total Yield | 34.5% | 33.6% | 39.2% | 35.1% | 34.2% |
| (C) | Total Production (tons) | 207,763 | 194,197 | 190,146 | 138,209 | 181,551 |
| (D) | Volume Sold | 223,969 | 202,177 | 157,313 | 175,362 | 151,302 |
| (E) | Revenue Per Ton | $ 1,052 | $ 1,045 | $1,355 | $1,390 | $1,453 |
| (F) | Cost per Ton | $ (832) | $ (859) | $(867) | $(976) | $(919) |
| | FINANCIAL RESULTS ($ in millions) | | | | | |
| (G)=(D)*(E)[1] | Revenue | $ 236.5 | $ 213.7 | $213.2 | $243.8 | $220.1 |
| (H)=(D)*(F)[1] | Cost of Sales | $ (187.1) | $ (176.6) | $(136.1) | $(171.2) | $139.0 |
| (I)=(G)-(H) | Gross Profit | $ 49.4 | $ 37.1 | $77.1 | $72.6 | $81.1 |
| (J)=(I)/(G) | Gross Margin (Gross Profit as a Percent of Revenues) | 20.9% | 17.3% | 36.2% | 29.8% | 36.8% |
| | **HUMAN NUTRITION SEGMENT** | | | | | |
| | FINANCIAL DRIVERS ($ in millions) | | | | | |
| (K) | Revenues | $ 15.3 | $ 22.0 | $31.1 | $64.8 | $139.2 |
| (L) | Gross Margin | 34.6% | 22.8% | 18.2% | 7.7% | 12.8% |
| | Acquisitions | InCon (September, 2011) | | Wisconsin Specialty Protein (February, 2013) | Bioriginal (September, 2014) | |
| | FINANCIAL RESULTS ($ in millions) | | | | | |
| (K) | Revenue | $ 15.3 | $ 22.0 | $31.1 | $64.8 | $139.2 |
| (M)=(K)-(N) | Cost of Sales | $ (10.0) | $ (17.0) | $(25.4) | $(59.8) | $(121.4) |
| (N)=(K)*(L) | Gross Profit | $ 5.3 | $ 5.0 | $5.7 | $5.0 | $17.8 |
| (L) | Gross Margin | 34.6% | 22.8% | 18.2% | 7.7% | 12.8% |
| | **Consolidated Financial Results ($ in millions)** | | | | | |
| (O)=(G)+(K) | Revenue | $ 251.8 | $ 235.7 | $244.3 | $308.6 | $359.3 |
| (P)=(H)+(M) | Cost of Sales | $ (197.1) | $ (193.6) | $(161.5) | $(231.0) | $(260.4) |
| (Q)=(O)-(P) | Gross Profit | $ 54.7 | $ 42.1 | $82.8 | $77.6 | $98.9 |
| (R)=(Q)/(O) | Gross Margin | 21.7% | 17.8% | 33.9% | 25.1% | 27.5% |

[1] Also includes miscellaneous adjustments related to Omega Shipyard and other.

# Regulation G Reconciliation

The following table provides a reconciliation of Adjusted EBIT and Adjusted EBITDA*, non-GAAP (Generally Accepted Accounting Principles) financial measures, to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, for fiscal years ended December 31, 2010, 2011, 2012, 2013, 2014.

| | 2011 | 2012 | 2013 | 2014 | 2015 |
|---|---|---|---|---|---|
| Net Income (loss) | 34 | 4 | 31 | 18 | 24 |
| Reconciling items: | | | | | |
| Interest expense | 2 | 1 | 1 | 1 | 1 |
| Income tax provision (benefit) | 18 | 7 | 15 | 12 | 15 |
| Charge related to investigation | 1 | 8 | - | - | - |
| Net loss on disposal of assets | 2 | (2) | 7 | 8 | 9 |
| GCCF, 2008 and 2005 hurricane settlements | (27) | - | - | - | - |
| Impairment of intangible assets | - | - | - | 5 | 4 |
| Acquisition-related costs | - | - | 1 | 4 | 2 |
| Adjusted EBIT | 30 | 18 | 55 | 48 | 55 |
| Depreciation and amortization | 16 | 18 | 22 | 22 | 25 |
| Adjusted EBITDA | 46 | 36 | 77 | 70 | 80 |

# Regulation G Reconciliation

*Adjusted EBIT represents net income before interest expense, income tax, investigation charge, net loss on disposal of assets, the Gulf Coast Claims Facility (Deepwater Horizon claim) and 2008 and 2005 hurricane litigation settlements, impairment of intangible assets and acquisition-related costs. Adjusted EBITDA represents Adjusted EBIT before depreciation and amortization. The Company has reported Adjusted EBIT and Adjusted EBITDA because it believes Adjusted EBIT and Adjusted EBITDA are measures commonly reported and widely used by investors as indicators of a company's operating performance. The Company believes Adjusted EBIT and Adjusted EBITDA assist such investors in comparing a company's performance on a consistent basis. Adjusted EBIT and Adjusted EBITDA are not calculations based on GAAP and should not be considered alternatives to net income in measuring our performance or used as exclusive measures of cash flow because they do not consider the impact of working capital changes, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBIT and Adjusted EBITDA. While Adjusted EBIT and Adjusted EBITDA have been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that Adjusted EBIT and Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBIT and Adjusted EBITDA as reported by other companies. Adjusted EBIT and Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results. Adjusted EBIT and Adjusted EBITDA are not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States.